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                                  EXHIBIT 24.2

                        CONSENT OF KPMG PEAT MARWICK LLP
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                                                                    EXHIBIT 24.2


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Mesa Air Group, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.





                                                  KPMG Peat Marwick LLP


Phoenix, Arizona
July 26, 1996